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                                                                    EXHIBIT 10.3

                            COMMUNITY BANK OF NEVADA

                       2000 STOCK APPRECIATION RIGHT PLAN

                            ADOPTED ON JULY 20, 2000

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                            COMMUNITY BANK OF NEVADA

                                 (THE "COMPANY")

                       2000 STOCK APPRECIATION RIGHTS PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

      This Stock Appreciation Rights Plan (this "Plan") is intended to help attract superior personnel for positions of substantial responsibility with the Company (and its Subsidiaries), to provide such individuals with an additional incentive to contribute to the success of the Company (and its Subsidiaries) to promote the interests of the Company (and its Subsidiaries) by encouraging the Company's (and its Subsidiaries's) employees, Outside Directors and consultants to continue in the service of the Company (and its Subsidiaries), and to provide such persons with incentives and rewards for superior management, growth and protection of the business of the Company (and its Subsidiaries). The Plan provides for the issuance of a maximum of fifty thousand (50,000) Stock Appreciation Rights ("SARs") to such employees, Outside Directors and consultants, at the sole discretion of the Board of Directors.

      Capitalized terms are defined in Section 9.

SECTION 2. ADMINISTRATION.

      (a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions with respect to this Plan as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

      (b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 3. ELIGIBILITY.

      Only Employees, Outside Directors and Consultants of the Company (and its Subsidiaries) shall be eligible for the grant of "SARs."

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SECTION 4. TERMS AND CONDITIONS OF SARs.

      (a) SAR AGREEMENT. Each grant of an SAR shall be evidenced by a SAR Agreement between the Participant and the Company. Such SAR Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a SAR Agreement. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

      (b) MEASURING PERIOD. A SAR shall accrue in value from the Grant Date over a time period established by the Board of Directors, except that in no event shall a SAR be payable within the first six (6) months after the Grant Date. In the written SAR Agreement, the Board of Directors may also provide (but is not required to provide) that a SAR shall be automatically payable on one or more specified dates prior to the normal end of the measuring period upon the occurrence of events selected by the Board of Directors (including, but not limited to, a Change in Control as set forth in Section 4(h) below) that are beyond the control of the Participant. The Board of Directors may provide (but is not required to provide) in the SAR Agreement that in the case of a cash payment such acceleration in payment shall also be subject to discounting the payment to reasonably reflect the time value of money using any reasonable discount rate selected by the Board of Directors in accordance with Treasury Regulations under Code Section 162(m).

      (c) NUMBER OF SHARES. Each SAR Agreement shall specify the number of Shares with respect to which each SAR is granted and shall provide for the adjustment of such number in accordance with Section 5.

      (d) GRANT PRICE/EXERCISE PRICE. The Grant Price and the Exercise Price of any SAR granted under the Plan shall be determined by the Committee or the Board of Directors in their absolute discretion at the time of the grant of such SAR, and shall be set forth, or a method for determining same shall be set forth, as the case may be, in the respective SAR Agreement.

      (e) BENEFIT UPON EXERCISE. The exercise of a SAR with respect to any number of Shares shall entitle a Participant to a payment for each SAR, equal to the excess of (A) the Exercise Price of the SAR over (B) the Grant Price of the SAR.

      (f) WITHHOLDING TAXES. As a condition to the exercise of a SAR, the Participant shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise.

      (g) EXERCISABILITY. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable, and the method of payment of same. The

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exercisability provisions of any SAR Agreement shall be determined by the Board of Directors at its sole discretion.

      (h) ACCELERATED EXERCISABILITY. Unless the applicable SAR Agreement provides otherwise, all of a Participant's SARs shall become exercisable in full if the Company is subject to a Change in Control before the Participant's Service terminates.

      (i) BASIC TERM. The SAR Agreement shall specify the term of the SAR. The term shall not exceed five (5) years from the Grant Date. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when a SAR is to expire.

      (j) NONTRANSFERABILITY. Except as provided by the Board in the SAR Agreement, no SAR shall be transferable by the Participant other than by beneficiary designation, will or the laws of descent and distribution. A SAR may be exercised during the lifetime of the Participant only by the Participant or by the Participant's guardian or legal representative. No SAR or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during the Participant's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (k) EXERCISE OF SARs.

            (i) Each SAR shall be exercisable on such date or dates, during such period and with respect to such number of Shares as shall be determined by the Board of Directors and set forth in the SAR Agreement evidencing such SAR. Each SAR shall be subject to such termination, expiration or cancellation provisions as provided in the SAR Agreement evidencing such SAR.

            (ii) Unless otherwise provided in the Plan, each SAR may be exercised in whole or in part, as provided in the applicable SAR Agreement. If permitted, the partial exercise of a SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

            (iii) A SAR shall be exercised by delivering written notice to the
                  Company's principal office, to the attention of the officer designated by the Company ("Notice of Exercise"). The initial officer designated for such purpose shall be the President of the Company. Such notice shall specify the number of Shares with respect to which the SAR is being exercised and the effective date of the proposed exercise, which in no event shall be prior to the date such SAR became exercisable (the "Exercise Date") and shall be signed by the Participant.

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            (iv)  During the lifetime of a Participant, each SAR granted to him/her shall be exercisable only by him/her. No SAR shall be assignable or transferable otherwise other than by will, the laws of descent and distribution, and only to the limited extent provided for herein.

            (v) If a Participant's Service terminates for any reason other than the Participant's death, then the Participant's SARs shall expire.

The Participant may exercise all or part of the Participant's SARs at any time before the expiration of such SARs under the preceding provisions, but only to the extent that such SARs had become exercisable before the Participant's Service terminated (or became exercisable as a result of the termination). The balance of such SARs shall lapse when the Participant's Service terminates. In the event that the Participant dies before the termination of the Participant's Service and before the expiration of the Participant's SARs, all or part of such SARs may be exercised (prior to expiration) by the executors or administrators of the Participant' s estate or by any person who has acquired such SARs directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that such SARs had become exercisable before the Participant's Service terminated (or became exercisable as a result of the termination), as provided below in Subsection (n).

      (l) FORM OF PAYMENT. Payment pursuant to a SAR may be made (i) in cash,
(ii) in shares of Stock, (iii) a promissory note (on such payment, interest and other terms as the Board determines in its sole and absolute discretion), or
(iv) in any combination of the above, as the Board of Directors shall determine in its sole and absolute discretion. The Board of Directors may elect to make this determination either at the time the SAR is granted, at the time of payment or at any time in between such dates. However, any SAR paid upon or subsequent to the occurrence of a Change in Control (as defined in Section 9) shall be paid in cash.

      (m) LEAVES OF ABSENCE. For purposes of Subsection (i) above, Service shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was previously approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

      (n) DEATH OF PARTICIPANT. If permitted by the Board of Directors, a Participant may name a beneficiary or beneficiaries to whom any vested but unpaid SAR shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Board of Directors. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable SAR agreement, any unexercised vested SAR may be exercised by the administrator or executor of the Participant's estate, and the Exercise Price shall be the Book Value as of the Participant's date of death. No such transfer or distribution of any SAR, or the right to exercise any SAR shall be effective to bind the Company unless the Board of Directors shall have

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been furnished with (a) written notice thereof, and with a copy of the will and/or such evidence as the Board of Directors may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the SAR that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the SAR. If a Participant dies while the Participant is in Service, then all or part of the Participant's SARs may be exercised at any time before the expiration of such SARs under the preceding sentence by the executors or administrators of the Participant's estate or by any person who has acquired such SARs directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that such SARs had become exercisable before the Participant's death or became exercisable as a result of the death. The balance of such SARs shall lapse when the Participant dies.

      (o) NO RIGHTS AS A STOCKHOLDER. A Participant, or a transferee of a Participant, shall have no rights to receive any Stock and no rights as a stockholder with respect to or as a result of any SAR granted under the Plan.

      (p) MODIFICATION, EXTENSION AND ASSUMPTION OF SARs. Within the limitations of the Plan, the Board of Directors may modify, or extend outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or another issuer) in return for the grant of new SARs with respect to the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Participant, impair the Participant's rights or increase the Participant's obligations under such SAR.

SECTIONS 5. ADJUSTMENT OF SARs.

      (a) GENERAL. In the event of a issuance of additional stock in the Company, a subdivision of the Company's outstanding Stock, a declaration of a dividend by the Company payable in Stock, a combination or consolidation of the outstanding Stock into a lesser number of Stock, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares, with respect to which any SAR has been granted, covered by each outstanding SAR and/or (ii) the Grant Price under each outstanding SAR.

      (b) MERGERS AND CONSOLIDATIONS. Notwithstanding anything else herein to the contrary, in the event that the Company is a party to a merger or consolidation, outstanding SARs shall be subject to the agreement of merger or consolidation and such agreement, without the Participants' consent, may provide for the continuation of such outstanding SARs by the Company (if the Company is the surviving corporation).

      (c) INITIAL PUBLIC OFFERING. For any SAR Grant after an IPO, and any post IPO exercise of any SAR granted prior to the IPO, all references to "Book Value" shall be deemed to be the "Fair Market Value" of a Share on the relevant day. Fair Market Value of a Share with respect to any day

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shall be (i) the average of the high and low sales prices on such day of a Share as reported on the principal securities exchange on which a Share is then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board of Directors. In the event that the price of a Share shall not be so reported, the Fair Market Value of a Share shall be determined by the Board of Directors in its absolute discretion.

      (d) RESERVATION OF RIGHTS. Except as provided in this Section 5, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of the Company of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of the Company of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Grant Price or the number of Shares as to which any SAR has been granted. The grant of a SAR pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 6. SECURITIES LAW REQUIREMENTS.

      SARs shall not be issued under the Plan unless the issuance thereof and all payments to be made by the Company upon the exercise thereof shall comply with (or are exempt from) applicable requirements of law, including, without limitation, (i) any applicable regulatory law or regulation, and (ii) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 7. NO RETENTION RIGHTS.

      Nothing in the Plan or in any SAR granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause, subject to any written employment agreement between Company and Participant.

SECTION 8. DURATION AND AMENDMENTS.

      (a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

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      (b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may
amend, suspend or terminate the Plan at any time and for any reason.

      (c) FORMATION OF HOLDING COMPANY. If the Company forms a Holding Company (as defined below) then the Plan shall apply to the Holding Company, and all references in the Plan to "Company" shall automatically be converted to and deemed to be the "Holding Company"; and all references to "Stock" and "Shares" and "Book Value" hereunder shall automatically be converted to and deemed to be Stock and Shares and Book Value of the Common Stock of the Holding Company without any further action by the Company, the Participant(s) or the Holding Company.

      (d) EFFECT OF AMENDMENT OR TERMINATION. No SARs shall be issued under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any SAR previously granted under the Plan, or the Participant's right to receive payment in respect thereof, in accordance with the Plan and the applicable SAR Agreement.

SECTION 9. DEFINITIONS.

      (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

      (b) "BOOK VALUE" shall mean the per share value of the Company and its Subsidiary(ies) on a consolidated basis as shown on their respective balance sheets, or per share value of the Holding Company and its Subsidiary(ies), as the case may be, except in the event of a Change in Control, Book Value shall be the price paid for Shares in connection with same.

      (c) "CHANGE IN CONTROL" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization, 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (ii) The sale, transfer or other disposition of all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company (a "Holding Company") that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

      (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

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      (f) "COMPANY" shall mean Community Bank of Nevada, a Nevada corporation, or its Holding Company, as the case may be.

      (g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

      (h) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

      (i) "EXERCISE DATE" shall mean the date, which in no event shall be prior to the date such SAR became exercisable or after it terminates, that the Participant notifies the Company in writing (pursuant to the notice provisions hereof) of his or her election to exercise a SAR.

      (j) "EXERCISE PRICE" shall mean the Book Value of a Share on the Exercise Date as reflected on the most recent consolidated quarterly financial statements of the Company.

      (k) "GRANT DATE" shall be the effective date of the grant of the SAR to a Participant as reflected in the respective SAR Agreement.

      (l) "GRANT PRICE" shall mean the Book Value of a Share on the Grant Date as reflected on the most recent consolidated financial statement of the Company.

      (m) "IPO" shall mean the effectiveness of a Registration Statement covering the initial firmly underwritten public offering of the Company's Common Stock under the Securities Act of 1933, as amended.

      (n) "OUTSIDE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

      (o) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      (p) "PARTICIPANT" shall mean an individual who holds a SAR.

      (q) "PLAN" shall mean this Community Bank of Nevada 2000 Stock Appreciation Rights Plan.

      (r) "SAR" shall mean a Participant's right to receive a payment for the appreciation in value of each Share over the Measuring Period with respect to which such right has been granted in an amount determined as provided in Section 4 of the Plan, subject to the terms and conditions of the applicable SAR Agreement.

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an amount determined as provided in Section 4 of the Plan, subject to the terms and conditions of the applicable SAR Agreement.

      (s) "SAR AGREEMENT" shall mean the agreement between the Company and a Participant which contains the terms, conditions and restrictions pertaining to the particular Participant's SARs.

      (t) "SERVICE" shall mean service as an Employee, Outside Director or Consultant.

      (u) "SHARE" shall mean one share of Stock, as adjusted in accordance with
Section 5 (if applicable).

      (v) "STOCK" shall mean the Common Stock of the Company, with a par value of $1.00 per Share.

      (w) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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                                TABLE OF CONTENTS

                                                                                         Page No
                                                                                         -------
SECTION 1.   ESTABLISHMENT AND PURPOSE ................................................     1

SECTION 2.   ADMINISTRATION ..........................................................      1

     (a)     Committees of the Board of Directors .....................................     1
     (b)     Authority of the Board of Directors ......................................     1

SECTION 3.   ELIGIBILITY ..............................................................     1

SECTION 4.   TERMS AND CONDITIONS OF SARs .............................................     2

     (a)     SAR Agreement ............................................................     2
     (b)     Measuring Period .........................................................     2
     (c)     Number of Shares .........................................................     2
     (d)     Grant Price/Exercise Price ...............................................     2
     (e)     Benefit Upon Exercise ....................................................     2
     (f)     Withholding Taxes ........................................................     2
     (g)     Exercisability ...........................................................     2
     (h)     Accelerated Exercisability ...............................................     3
     (i)     Basic Term ...............................................................     3
     (j)     Nontransferability .......................................................     3
     (k)     Exercise of SARs .........................................................     3
     (l)     Form of Payment ..........................................................     4
     (m)     Leaves of Absence ........................................................     4
     (n)     Death of Participant .....................................................     4
     (o)     No Rights as a Stockholder ...............................................     5
     (p)     Modification, Extension and Assumption of SARs ...........................     5

SECTION 5.   ADJUSTMENT OF SARs .......................................................     5

     (a)     General ..................................................................     5
     (b)     Mergers and Consolidations ...............................................     5
     (c)     Initial Public Offering ..................................................     5
     (d)     Reservation of Rights ....................................................     6

SECTION 6.   SECURITIES LAW REQUIREMENTS ..............................................     6

SECTION 7.   NO RETENTION RIGHTS ......................................................     6

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
SECTION 8.   DURATION AND AMENDMENTS ..................................................     6

     (a)     Term of the Plan .........................................................     6
     (b)     Right to Amend or Terminate the Plan .....................................     7
     (c)     Formation of Holding Company .............................................     7
     (d)     Effect of Amendment or Termination .......................................     7

SECTION 9.   DEFINITIONS ..............................................................     7

     (a)     "Board of Directors" .....................................................     7
     (b)     "Book Value" .............................................................     7
     (c)     "Change in Control" ......................................................     7
     (d)     "Code" ...................................................................     7
     (e)     "Committee" ..............................................................     8
     (f)     "Company" ................................................................     8
     (g)     "Consultant" .............................................................     8
     (h)     "Employee" ...............................................................     8
     (i)     "Exercise Date" ..........................................................     8
     (j)     "Exercise Price" .........................................................     8
     (k)     "Grant Date" .............................................................     8
     (l)     "Grant Price" ............................................................     8
     (m)     "IPO" ....................................................................     8
     (n)     "Outside Director" .......................................................     8
     (o)     "Parent" .................................................................     8
     (p)     "Participant" ............................................................     8
     (q)     "Plan" ...................................................................     8
     (r)     "SAR" ....................................................................     8
     (s)     "SAR Agreement" ..........................................................     9
     (t)     "Service" ................................................................     9
     (u)     "Share" ..................................................................     9
     (v)     "Stock" ..................................................................     9
     (w)     "Subsidiary" .............................................................     9

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